                                                                    Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of APW Ltd. (n/k/a BQX Ltd.) (the "Company") on Form 10-Q/A (Amendment No. 2) for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard D. Carroll Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to (S) 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Richard D. Carroll
------------------------
Richard D. Carroll
Vice President and Chief Financial Officer
November 12, 2002